Exhibit 4.1

SIXTEENTH SUPPLEMENTAL INDENTURE

Dated as of November 4, 2026 Between

MICROSOFT CORPORATION,

as Issuer and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as Trustee to

INDENTURE

Dated as of May 18, 2009 Between

MICROSOFT CORPORATION, as Issuer

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as trustee

Floating Rate Notes due 2028

4.850% Notes due 2028

Floating Rate Notes due 2029

5.000% Notes due 2029

5.200% Notes due 2031

5.350% Notes due 2033

5.550% Notes due 2036

6.150% Notes due 2046

6.250% Notes due 2056

6.350% Notes due 2066

i

ii

SIXTEENTH SUPPLEMENTAL INDENTURE, dated as of November 4, 2026 (this “Supplemental Indenture”), between MICROSOFT CORPORATION, a corporation duly organized and existing under the laws of the State of Washington (the “Company”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association duly organized and existing under the laws of the United States, as Trustee (the “Trustee”).

RECITALS OF THE COMPANY

WHEREAS, the Company executed and delivered to The Bank of New York Mellon Trust Company, N.A., a national banking association, as trustee, the Indenture, dated as of May 18, 2009 (the “Base Indenture” and, as modified by this Supplemental Indenture, the “Indenture”), to provide for the issuance of the Company’s debt securities (the “Securities”), to be issued in one or more series, a First Supplemental Indenture, dated as of May 18, 2009, a Second Supplemental Indenture, dated as of September 27, 2010, a Third Supplemental Indenture, dated as of February 8, 2011, a Fourth Supplemental Indenture, dated as of November 7, 2012, a Fifth Supplemental Indenture, dated as of May 2, 2013, a Sixth Supplemental Indenture, dated as of May 2, 2013, a Seventh Supplemental Indenture, dated as of December 6, 2013, an Eighth Supplemental Indenture, dated as of December 6, 2013, a Ninth Supplemental Indenture, dated as of February 12, 2015, a Tenth Supplemental Indenture, dated as of November 3, 2015, an Eleventh Supplemental Indenture, dated as of August 8, 2016, a Twelfth Supplemental Indenture, dated as of February 6, 2017, a Thirteenth Supplemental Indenture, dated as of June 1, 2020, a Fourteenth Supplemental Indenture, dated as of March 17, 2021 and a Fifteenth Supplemental Indenture, dated as of November 6, 2023;

WHEREAS, pursuant to the terms of the Indenture, the Company desires to provide for the establishment of ten new series of its Securities under the Indenture to be known as its “Floating Rate Notes due 2028” (the “2028 Floating Rate Notes”), “4.850% Notes due 2028” (the “2028 Notes”), “Floating Rate Notes due 2029” (the “2029 Floating Rate Notes” and, together with the 2028 Floating Rate Notes, the “Floating Rate Notes”), “5.000% Notes due 2029” (the “2029 Notes”), “5.200% Notes due 2031” (the “2031 Notes”), “5.350% Notes due 2033” (the “2033 Notes”), “5.550% Notes due 2036” (the “2036 Notes”), “6.150% Notes due 2046” (the “2046 Notes”), “6.250% Notes due 2056” (the “2056 Notes”) and “6.350% Notes due 2066” (the “2066 Notes” and, collectively with the 2028 Notes, the 2029 Notes, the 2031 Notes, the 2033 Notes, the 2036 Notes, the 2046 Notes and the 2056 Notes, the “Fixed Rate Notes” and the Fixed Rate Notes, together with the Floating Rate Notes, the “Notes”), the form and substance and the terms, provisions and conditions thereof to be set forth as provided in the Base Indenture and this Supplemental Indenture;

WHEREAS, the Company now wishes to issue $1,000,000,000 aggregate principal amount of 2028 Floating Rate Notes (the “Initial 2028 Floating Rate Notes”);

WHEREAS, the Company now wishes to issue $2,000,000,000 aggregate principal amount of 2028 Notes (the “Initial 2028 Notes”);

WHEREAS, the Company now wishes to issue $1,000,000,000 aggregate principal amount of 2029 Floating Rate Notes (the “Initial 2029 Floating Rate Notes” and, together with the Initial 2028 Floating Rate Notes, the “Initial Floating Rate Notes”);

WHEREAS, the Company now wishes to issue $3,250,000,000 aggregate principal amount of 2029 Notes (the “Initial 2029 Notes”);

WHEREAS, the Company now wishes to issue $3,250,000,000 aggregate principal amount of 2031 Notes (the “Initial 2031 Notes”);

WHEREAS, the Company now wishes to issue $2,500,000,000 aggregate principal amount of 2033 Notes (the “Initial 2033 Notes”);

WHEREAS, the Company now wishes to issue $4,000,000,000 aggregate principal amount of 2036 Notes (the “Initial 2036 Notes”);

WHEREAS, the Company now wishes to issue $2,000,000,000 aggregate principal amount of 2046 Notes (the “Initial 2046 Notes”);

WHEREAS, the Company now wishes to issue $4,000,000,000 aggregate principal amount of 2056 Notes (the “Initial 2056 Notes”);

WHEREAS, the Company now wishes to issue $2,000,000,000 aggregate principal amount of 2066 Notes (the “Initial 2066 Notes” and, together with the Initial 2028 Notes, the Initial 2029 Notes, the Initial 2031 Notes, the Initial 2033 Notes, the Initial 2036 Notes, the Initial 2046 Notes and the Initial 2056 Notes, the “Initial Fixed Rate Notes” and the Initial Fixed Rate Notes, together with the Initial Floating Rate Notes, the “Initial Notes”);

WHEREAS, the Board of Directors of the Company by duly adopted resolutions has authorized the proper officers of the Company to, among other things, determine the terms of the Securities to be issued under the Indenture and execute any and all appropriate documents necessary or appropriate to effect each such issuance;

WHEREAS, this Supplemental Indenture is being entered into pursuant to the provisions of Section 901 of the Base Indenture;

WHEREAS, the Company has requested that the Trustee execute and deliver this Supplemental Indenture; and

WHEREAS, all things necessary to make this Supplemental Indenture a valid agreement of the Company, in accordance with its terms, and to make the Notes, when executed by the Company and authenticated and delivered by the Trustee, the valid obligations of the Company, have been performed, and the execution and delivery of this Supplemental Indenture has been duly authorized in all respects.

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

For and in consideration of the premises and the purchase of the Notes by the Holders thereof, and for the purpose of setting forth, as provided in the Indenture, the forms and terms of the Notes, the Company covenants and agrees, with the Trustee, as follows:

ARTICLE 1

SCOPE OF SUPPLEMENTAL INDENTURE; DEFINITIONS

Section 1.1. Scope of Supplemental Indenture. This Supplemental Indenture supplements, and to the extent inconsistent therewith, replaces, the provisions of the Base Indenture, to which provisions reference is hereby made.

The changes, modifications and supplements to the Base Indenture effected by this Supplemental Indenture shall be applicable only with respect to, and shall govern the terms of, and be deemed expressly included in this Supplemental Indenture solely for the benefit of, the Notes.

Section 1.2. Definition of Terms.

(a) “Business Day” means any day, other than a Saturday or a Sunday, that is not a day on which banking institutions are authorized or obligated by law or executive order to close in The City of New York.

(b) “Electronic Means” means the following communications methods: e-mail, secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Trustee, or another method or system specified by the Trustee as available for use in connection with its services hereunder.

(c) Unless the context otherwise requires:

(i) each term defined in the Base Indenture has the same meaning when used in this Supplemental Indenture, unless otherwise defined in this Supplemental Indenture;

(ii) the singular includes the plural, and vice versa;

(iii) headings are for convenience of reference only and do not affect interpretation.

ARTICLE 2

TERMS AND CONDITIONS OF NOTES

Section 2.1. Designation and Principal Amount.

(a) There are hereby authorized and established ten series of Securities under the Indenture, designated as (1) “Floating Rate Notes due 2028,” which is initially limited in aggregate principal amount to $1,000,000,000, (2) “4.850% Notes due 2028,” which is initially limited in aggregate principal amount to $2,000,000,000, (3) “Floating Rate Notes due 2029,” which is initially limited in aggregate principal amount to $1,000,000,000, (4) “5.000% Notes due 2029,” which is initially limited in aggregate principal amount to $3,250,000,000, (5) “5.200% Notes due 2031,” which is initially limited in aggregate principal amount to $3,250,000,000, (6) “5.350% Notes due 2033,” which is initially limited in aggregate principal amount to $2,500,000,000, (7) “5.550% Notes due 2036,” which is initially limited in aggregate principal amount to $4,000,000,000, (8) “6.150% Notes due 2046,” which is initially limited in aggregate principal amount to $2,000,000,000, (9) “6.250% Notes due 2056,” which is initially limited in aggregate principal amount to $4,000,000,000, and (10) “6.350% Notes due 2066,” which is initially limited in aggregate principal amount to $2,000,000,000, (except, in each case upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 304, 305, 306, 906 or 1107 of the Base Indenture and except for any Securities which, pursuant to Section 303 of the Base Indenture, are deemed never to have been authenticated and delivered).

(b) Any of the Notes may have such letters, numbers or other marks of identification and such notations, legends or endorsements as the officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Supplemental Indenture or the Base Indenture or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Notes may be listed or designated for issuance, or to conform to usage or to indicate any special limitations or restrictions to which any particular Notes are subject.

(c) The Initial Notes and the Additional Notes (as defined herein), if any, of the same series shall be considered collectively as a single class of the applicable series for all purposes of the Indenture. Holders of the Initial Notes and the Additional Notes, if any, of the same series shall vote and consent together as a single class on all matters to which such Holders are entitled to vote or consent as a series of Securities, and none of the Holders of the Initial Notes or the Additional Notes, if any, of the same series shall have the right to vote or consent as a separate class or series on any matter to which such Holders are entitled to vote or consent.

(d) The Notes may be authenticated by the Trustee by manual, facsimile or electronic signature.

Section 2.2. Maturity.

(a) The Stated Maturity of principal of the 2028 Floating Rate Notes shall be November 3, 2028.

(b) The Stated Maturity of principal of the 2028 Notes shall be November 3, 2028.

(c) The Stated Maturity of principal of the 2029 Floating Rate Notes shall be November 3, 2029.

(d) The Stated Maturity of principal of the 2029 Notes shall be November 3, 2029.

(e) The Stated Maturity of principal of the 2031 Notes shall be November 3, 2031.

(f) The Stated Maturity of principal of the 2033 Notes shall be November 3, 2033.

(g) The Stated Maturity of principal of the 2036 Notes shall be November 3, 2036.

(h) The Stated Maturity of principal of the 2046 Notes shall be November 3, 2046.

(i) The Stated Maturity of principal of the 2056 Notes shall be November 3, 2056.

(j) The Stated Maturity of principal of the 2066 Notes shall be November 3, 2066.

Section 2.3. Further Issues. The Company may at any time and from time to time, without the consent of the Holders of any series of the Notes, issue additional notes of any series (such notes, “Additional Notes”); provided that such Additional Notes are (i) fungible for U.S. federal income tax purposes with the relevant series of Notes or (ii) issued with a separate CUSIP or other identifying number. Any such Additional Notes shall have the same ranking, interest rate, maturity date and other terms as the relevant series of Notes (except for any differences in the issue price and, if applicable, the initial interest accrual date and first interest payment date). Any such Additional Notes of a series, together with the Notes of the relevant series herein provided for, shall constitute a single series of Securities under the Indenture.

Section 2.4. Payment. Principal of (and the applicable redemption price, if any) and interest on the Notes shall be payable in U.S. dollars in immediately available funds at the office or agency of the Company maintained for such purpose, which shall initially be at an office of the Trustee located at 811 Main Street, Floor 15, Houston Texas 77002, Attention: Corporate Trust Administration; provided, however, that, at the option of the Company, the Company may pay interest by check mailed to the Holder entitled thereto at such Holder’s address as it appears on the Security Register at the close of business on the Regular Record Date for such Holder or by wire transfer to an account appropriately designated by the Holder to the Company and the Trustee; and provided, further, that the Company will pay principal of and interest on the Notes in global form registered in the name of or held by The Depository Trust Company (“DTC”) or such other Depositary as any Officer of the Company may from time to time designate, or its respective nominee, by wire in immediately available funds to such Depositary or its nominee, as the case may be, as the registered holder of such Notes in global form.

Section 2.5. Global Securities. The Initial Notes and Additional Notes of a series will initially be represented by Global Securities registered in the name of Cede & Co., the nominee of DTC. The Company will deposit the Global Securities with DTC or its custodian and register the Global Securities in the name of Cede & Co. The aggregate principal amount of any Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee.

Section 2.6. Interest Rate on the Floating Rate Notes.

(a) The 2028 Floating Rate Notes will bear interest at a floating rate, reset quarterly on each Floating Rate Interest Payment Date (as defined herein), equal to Compounded SOFR (as defined herein) plus 35 basis points (0.350%) per annum. In no event will the interest on the 2028 Floating Rate Notes be (i) higher than the maximum rate permitted by New York law as the same may be modified by U.S. law of general application, or (ii) less than zero. Interest on the 2028

Floating Rate Notes will be payable quarterly in arrears on February 3, May 3, August 3 and November 3 of each year, commencing on February 3, 2027, and at maturity (each a “Floating Rate Interest Payment Date”), to Holders of record as of the close of business on each preceding January 18, April 18, July 18 and October 18 of the applicable Floating Rate Interest Payment Date. Interest on the 2028 Floating Rate Notes will accrue from and including the most recent Floating Rate Interest Payment Date or, if no interest has been paid, from November 4, 2026. If February 3, May 3, August 3 or November 3 of any year is not a Business Day, then the next succeeding Business Day will be the applicable Floating Rate Interest Payment Date and interest on the 2028 Floating Rate Notes will be paid on such next succeeding Business Day (unless such next succeeding Business Day falls in the succeeding calendar month, in which case the applicable Floating Rate Interest Payment Date will be the Business Day immediately preceding such February 3, May 3, August 3 or November 3, and interest on the 2028 Floating Rate Notes will be paid on such immediately preceding Business Day). If the maturity date of the 2028 Floating Rate Notes is not a Business Day, the payment of principal of, and interest on, the 2028 Floating Rate Notes will be made on the next succeeding Business Day and no interest will accrue for the period from and after the maturity date of the 2028 Floating Rate Notes. Interest on the 2028 Floating Rate Notes will be computed on the basis of the actual number of days elapsed over a 360-day year.

(b) The 2029 Floating Rate Notes will bear interest at a floating rate, reset quarterly on each Floating Rate Interest Payment Date, equal to Compounded SOFR plus 53 basis points (0.530%) per annum. In no event will the interest on the 2029 Floating Rate Notes be (i) higher than the maximum rate permitted by New York law as the same may be modified by U.S. law of general application, or (ii) less than zero. Interest on the 2029 Floating Rate Notes will be payable quarterly in arrears on February 3, May 3, August 3 and November 3 of each year, commencing on February 3, 2027, and at maturity, to Holders of record as of the close of business on each preceding January 18, April 18, July 18 and October 18 of the applicable Floating Rate Interest Payment Date. Interest on the 2029 Floating Rate Notes will accrue from and including the most recent Floating Rate Interest Payment Date or, if no interest has been paid, from November 4, 2026. If February 3, May 3, August 3 or November 3 of any year is not a Business Day, then the next succeeding Business Day will be the applicable Floating Rate Interest Payment Date and interest on the 2029 Floating Rate Notes will be paid on such next succeeding Business Day (unless such next succeeding Business Day falls in the succeeding calendar month, in which case the applicable Floating Rate Interest Payment Date will be the Business Day immediately preceding such February 3, May 3, August 3 or November 3, and interest on the 2029 Floating Rate Notes will be paid on such immediately preceding Business Day). If the maturity date of the 2029 Floating Rate Notes is not a Business Day, the payment of principal of, and interest on, the 2029 Floating Rate Notes will be made on the next succeeding Business Day and no interest will accrue for the period from and after the maturity date of the 2029 Floating Rate Notes. Interest on the 2029 Floating Rate Notes will be computed on the basis of the actual number of days elapsed over a 360-day year.

(c) The “initial interest period” for the Floating Rate Notes means the period from and including November 4, 2026 to, but excluding, the first Floating Rate Interest Payment Date. Thereafter, each “interest period” means the period from and including a Floating Rate Interest Payment Date to, but excluding, the immediately succeeding Floating Rate Interest Payment Date (such succeeding Floating Rate Interest Payment Date, the “Latter Floating Rate Interest Payment Date”); provided that the final interest period for a series of Floating Rate Notes will be the period from and including the Floating Rate Interest Payment Date immediately preceding the maturity date of the applicable series of Floating Rate Notes to, but excluding, the maturity date of the applicable series of Floating Rate Notes.

The interest rate for any interest period will be Compounded SOFR, as determined on the applicable date that is the second U.S. Government Securities Business Day (as defined herein) preceding such Floating Rate Interest Payment Date (the “Interest Determination Date”), plus a margin of 35 basis points (0.350%) per annum, in the case of the 2028 Floating Rate Notes, and 53 basis points (0.530%) per annum, in the case of the 2029 Floating Rate Notes.

The interest rate and amount of interest to be paid on the Floating Rate Notes for each interest period will be determined by the Calculation Agent (as defined herein). All determinations made by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the Company and the Holders of the Floating Rate Notes. So long as Compounded SOFR is required to be determined with respect to either series of Floating Rate Notes, there will at all times be a calculation agent. In the event that any then-acting calculation agent shall be unable or unwilling to act, or that such calculation agent shall fail to duly establish Compounded SOFR for any interest period, or that the Company proposes to remove such calculation agent, the Company will appoint another calculation agent.

The amount of interest accrued and payable on the Floating Rate Notes for each interest period will be equal to the product of (i) the outstanding principal amount of the Floating Rate Notes multiplied by (ii) the product of (a) the interest rate for the relevant interest period multiplied by (b) the quotient of the actual number of calendar days in such interest period divided by 360.

As used herein the following terms have the meanings assigned to them:

“Compounded SOFR” means, with respect to any interest period, the rate computed in accordance with the following formula set forth below (and the resulting percentage will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point):

where:

“SOFR IndexStart” is the SOFR Index value for the day that is two U.S. Government Securities Business Days preceding the first date of the relevant interest period, which for the initial interest period shall be November 2, 2026 (which is two U.S. Government Securities Business Days before the scheduled settlement date of the issuance of the floating rate notes);

“SOFR IndexEnd” is the SOFR Index value for the day that is two U.S. Government Securities Business Days preceding the Latter Floating Rate Interest Payment Date relating to such interest period; and

“dc” is the actual number of calendar days from (and including) SOFR IndexStart to (but excluding) SOFR IndexEnd (the actual number of calendar days in the applicable Observation Period).

For purposes of determining Compounded SOFR,

“SOFR Index” means, with respect to any U.S. Government Securities Business Day:

(1) the SOFR Index value as published by the New York Federal Reserve as such index appears on the New York Federal Reserve’s Website at 3:00 p.m. (New York time) on such U.S. Government Securities Business Day (the “SOFR Determination Time”); provided that:

(2) if a SOFR Index value does not so appear as specified in clause (1) above at the SOFR Determination Time, then:

(a) if a Benchmark Transition Event and its related Benchmark Replacement Date (each as defined herein) have not occurred with respect to SOFR, then Compounded SOFR shall be the rate determined pursuant to the “SOFR Index Unavailable” provisions described below; or

(b) if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to SOFR, then Compounded SOFR shall be the rate determined pursuant to the “Effect of a Benchmark Transition Event” provisions described below.

“New York Federal Reserve” means the Federal Reserve Bank of New York (or a successor administrator of the Secured Overnight Financing Rate).

“New York Federal Reserve’s Website” means the website of the New York Federal Reserve, currently at http://www.newyorkfed.org, or any successor source.

“Observation Period” means, in respect of each interest period, the period from and including two U.S. Government Securities Business Days preceding the first date of such relevant interest period to but excluding two U.S. Government Securities Business Days preceding the Latter Floating Rate Interest Payment Date for such interest period; provided that the first Observation Period shall be the period from and including two U.S. Government Securities Business Days preceding the settlement date of the floating rate notes to, but excluding, the two U.S. Government Securities Business Days preceding the first Floating Rate Interest Payment Date.

“Secured Overnight Financing Rate” or “SOFR” means the daily secured overnight financing rate as provided by the New York Federal Reserve on the New York Federal Reserve’s Website.

“U.S. Government Securities Business Day” means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

Notwithstanding anything to the contrary herein, if the Company or its designee determine on or prior to the relevant Reference Time (as defined herein) that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to determining Compounded SOFR, then the benchmark replacement provisions set forth under Section 2.6(e) will thereafter apply to all determinations of the rate of interest payable on the Floating Rate Notes.

(d) If a SOFR IndexStart or SOFR IndexEnd is not published on the associated Interest Determination Date and a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to the Secured Overnight Financing Rate, “Compounded SOFR” means, for the applicable interest period for which such index is not available, the rate of return on a daily compounded interest investment calculated in accordance with the formula for SOFR Averages, and definitions required for such formula, published on the New York Federal Reserve’s Website at https://www.newyorkfed.org/markets/treasury-repo-reference-rates-information. For the purposes of this provision, references in the SOFR Averages compounding formula and related definitions to “calculation period” shall be replaced with “Observation Period” and the words “that is, 30-, 90-, or 180- calendar days” shall be removed. If the daily Secured Overnight Financing Rate (“SOFRi”) does not so appear for any day, “i” in the Observation Period, SOFRi for such day “i” shall be SOFR published in respect of the first preceding U.S. Government Securities Business Day for which the Secured Overnight Financing Rate was published on the New York Federal Reserve’s Website.

(e) If the Company or its designee determines on or prior to the relevant Reference Time that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the then-current Benchmark, the Benchmark Replacement will replace the then-current Benchmark for all purposes relating to the Floating Rate Notes in respect of all determinations on such date and for all determinations on all subsequent dates. In connection with the implementation of a Benchmark Replacement, the Company or its designee will have the right to make Benchmark Replacement Conforming Changes from time to time. Any determination, decision or election that may be made by the Company or its designee pursuant to this section, including a determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection:

(1) will be conclusive and binding absent manifest error;

(2) if made by the Company, will be made in the Company’s sole discretion;

(3) if made by the Company’s designee, will be made after consultation with the Company, and such designee will not make any such determination, decision or election to which the Company objects; and

(4) notwithstanding anything to the contrary in the documentation relating to the Floating Rate Notes, shall become effective without consent from the Holders of the Floating Rate Notes or any other party.

As used herein the following terms have the meanings assigned to them:

“Benchmark” means, initially, Compounded SOFR, as such term is defined above; provided that if the Company or its designee determine on or prior to the Reference Time that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to Compounded SOFR (or the published daily SOFR Index used in the calculation thereof) or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

“Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Company or its designee as of the Benchmark Replacement Date:

(1) the sum of (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark and (b) the Benchmark Replacement Adjustment;

(2) the sum of (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment; or

(3) the sum of (a) the alternate rate of interest that has been selected by the Company or its designee as the replacement for the then-current Benchmark giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar-denominated floating rate notes at such time and (b) the Benchmark Replacement Adjustment.

“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Company or its designee as of the Benchmark Replacement Date:

(1) the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero), that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement;

(2) if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, the ISDA Fallback Adjustment; or

(3) the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Company or its designee giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated floating rate notes at such time.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of the interest period, timing and frequency of determining rates and making payments of interest, rounding of amounts or tenors and other administrative matters) that the Company or its designee decide may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Company or its designee decide that adoption of any portion of such market practice is not administratively feasible or if the Company or its designee determine that no market practice for use of the Benchmark Replacement exists, in such other manner as the Company or its designee determine is reasonably necessary).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark (including the daily published component used in the calculation thereof):

(1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark (or such component); or

(2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, if the event that gives rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

For the avoidance of doubt, for purposes of the definitions of Benchmark Replacement Date and Benchmark Transition Event, references to Benchmark also include any reference rate underlying such Benchmark.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark (including the daily published component used in the calculation thereof):

(1) a public statement or publication of information by or on behalf of the administrator of the Benchmark (or such component) announcing that such administrator has ceased or will cease to provide the Benchmark (or such component), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component);

(2) a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark (or such component), the central bank for the currency of the Benchmark (or such component), an insolvency official with jurisdiction over the administrator for the Benchmark (or such component), a resolution authority with jurisdiction over the administrator for the Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark, which states that the administrator of the Benchmark (or such component) has ceased or will cease to provide the Benchmark (or such component) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component); or

(3) a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark.

“ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

“Reference Time” with respect to any determination of the Benchmark means (1) if the Benchmark is Compounded SOFR, the SOFR Determination Time, and (2) if the Benchmark is not Compounded SOFR, the time determined by the Company or its designee after giving effect to the Benchmark Replacement Conforming Changes.

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

None of the Trustee, the Paying Agent or the Calculation Agent shall be under any obligation (i) to monitor, determine or verify the unavailability or cessation of SOFR or the SOFR Index, or whether or when there has occurred, or to give notice to any other transaction party of the occurrence of, any Benchmark Transition Event or related Benchmark Replacement Date, (ii) to select, determine or designate any Benchmark Replacement, or other successor or replacement benchmark index, or whether any conditions to the designation of such a rate or index have been satisfied, (iii) to select, determine or designate any Benchmark Replacement Adjustment, or other modifier to any replacement or successor index, or (iv) to determine whether or what Benchmark Replacement Conforming Changes are necessary or advisable, if any, in connection with any of the foregoing, including, but not limited to, adjustments as to any alternative spread thereon, the business day convention, interest determination dates or any other relevant methodology applicable to such substitute or successor benchmark. In connection with the foregoing, each of the Trustee, Paying Agent and Calculation Agent shall be entitled to conclusively rely on any determinations made by the Company or its designee without independent investigation, and none will have any liability for actions taken at our direction in connection therewith.

None of the Trustee, the Paying Agent or the Calculation Agent shall be liable for any inability, failure or delay on its part to perform any of its duties set forth in this Supplemental Indenture as a result of the unavailability of SOFR, the SOFR index or other applicable Benchmark Replacement, including as a result of any failure, inability, delay, error or inaccuracy on the part of any other transaction party in providing any direction, instruction, notice or information required or contemplated by the terms of this Supplemental Indenture and reasonably required for the performance of such duties. None of the Trustee, Paying Agent or Calculation Agent shall be responsible or liable for the Company’s actions or omissions or for those of the Company’s designee, or for any failure or delay in the performance by the Company or its designee, nor shall any of the Trustee, Paying Agent or Calculation Agent be under any obligation to oversee or monitor the Company’s performance or that of the Company’s designee.

Section 2.7. Interest Rate on the Fixed Rate Notes.

(a) The 2028 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from November 4, 2026 at the rate of 4.850% per annum, payable semi-annually in arrears. Interest payable on each Interest Payment Date will include interest accrued from November 4, 2026, or from the most recent Interest Payment Date to which interest has been paid or duly provided for. The Interest Payment Dates on which such interest shall be payable are May 3 and November 3, commencing on May 3, 2027; and the Regular Record Date for the interest payable on any Interest Payment Date is the close of business on the April 18 or the October 18 (in each case, whether or not a Business Day), as the case may be, next preceding the relevant Interest Payment Date.

(b) The 2029 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from November 4, 2026 at the rate of 5.000% per annum, payable semi-annually in arrears. Interest payable on each Interest Payment Date will include interest accrued from November 4, 2026, or from the most recent Interest Payment Date to which interest has been paid or duly provided for. The Interest Payment Dates on which such interest shall be payable are May 3 and November 3, commencing on May 3, 2027; and the Regular Record Date for the interest payable on any Interest Payment Date is the close of business on the April 18 or the October 18 (in each case, whether or not a Business Day), as the case may be, next preceding the relevant Interest Payment Date.

(c) The 2031 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from November 4, 2026 at the rate of 5.200% per annum, payable semi-annually in arrears. Interest payable on each Interest Payment Date will include interest accrued from November 4, 2026, or from the most recent Interest Payment Date to which interest has been paid or duly provided for. The Interest Payment Dates on which such interest shall be payable are May 3 and November 3, commencing on May 3, 2027; and the Regular Record Date for the interest payable on any Interest Payment Date is the close of business on the April 18 or the October 18 (in each case, whether or not a Business Day), as the case may be, next preceding the relevant Interest Payment Date.

(d) The 2033 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from November 4, 2026 at the rate of 5.350% per annum, payable semi-annually in arrears. Interest payable on each Interest Payment Date will include interest accrued from November 4, 2026, or from the most recent Interest Payment Date to which interest has been paid or duly provided for. The Interest Payment Dates on which such interest shall be payable are May 3 and November 3, commencing on May 3, 2027; and the Regular Record Date for the interest payable on any Interest Payment Date is the close of business on the April 18 or the October 18 (in each case, whether or not a Business Day), as the case may be, next preceding the relevant Interest Payment Date.

(e) The 2036 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from November 4, 2026 at the rate of 5.550% per annum, payable semi-annually in arrears. Interest payable on each Interest Payment Date will include interest accrued from November 4, 2026, or from the most recent Interest Payment Date to which interest has been paid or duly provided for. The Interest Payment Dates on which such interest shall be payable are May 3 and November 3, commencing on May 3, 2027; and the Regular Record Date for the interest payable on any Interest Payment Date is the close of business on the April 18 or the October 18 (in each case, whether or not a Business Day), as the case may be, next preceding the relevant Interest Payment Date.

(f) The 2046 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from November 4, 2026 at the rate of 6.150% per annum, payable semi-annually in arrears. Interest payable on each Interest Payment Date will include interest accrued from November 4, 2026, or from the most recent Interest Payment Date to which interest has been paid or duly provided for. The Interest Payment Dates on which such interest shall be payable are May 3 and November 3, commencing on May 3, 2027; and the Regular Record Date for the interest payable on any Interest Payment Date is the close of business on the April 18 or the October 18 (in each case, whether or not a Business Day), as the case may be, next preceding the relevant Interest Payment Date.

(g) The 2056 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from November 4, 2026 at the rate of 6.250% per annum, payable semi-annually in arrears. Interest payable on each Interest Payment Date will include interest accrued from November 4, 2026, or from the most recent Interest Payment Date to which interest has been paid or duly provided for. The Interest Payment Dates on which such interest shall be payable are May 3 and November 3, commencing on May 3, 2027; and the Regular Record Date for the interest payable on any Interest Payment Date is the close of business on the April 18 or the October 18 (in each case, whether or not a Business Day), as the case may be, next preceding the relevant Interest Payment Date.

(h) The 2066 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from November 4, 2026 at the rate of 6.350% per annum, payable semi-annually in arrears. Interest payable on each Interest Payment Date will include interest accrued from November 4, 2026, or from the most recent Interest Payment Date to which interest has been paid or duly provided for. The Interest Payment Dates on which such interest shall be payable are May 3 and November 3, commencing on May 3, 2027; and the Regular Record Date for the interest payable on any Interest Payment Date is the close of business on the April 18 or the October 18 (in each case, whether or not a Business Day), as the case may be, next preceding the relevant Interest Payment Date.

Section 2.8. Authorized Denominations. The Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 2.9. Redemption and Sinking Fund. The Notes shall not be redeemable at the option of the Company or at the option of the Holders except as set forth in the Notes. The Notes shall not be entitled to the benefit of any sinking fund. If less than all of the Notes are to be redeemed, Notes to be redeemed shall be selected by the applicable Depositary pursuant to the applicable Depositary procedures.

Section 2.10. Ranking. The Notes shall be senior unsecured debt securities of the Company, ranking equally with the Company’s other unsecured and unsubordinated debt.

Section 2.11. Appointments.

(a) The Bank of New York Mellon Trust Company, N.A. will be the Trustee, the initial Security Registrar and the initial Paying Agent for the Notes under the Base Indenture, as supplemented by this Supplemental Indenture.

(b) The Bank of New York Mellon Trust Company, N.A., or its successor appointed by the Company, will also act as calculation agent for the Floating Rate Notes (the “Calculation Agent”). The Company may change the Calculation Agent with respect to the Floating Rate Notes at any time without notice to Holders of the Floating Rate Notes.

Section 2.12. Defeasance. The Company may elect, at its option at any time, pursuant to Section 1301 of the Base Indenture, to have Section 1302 or Section 1303 of the Base Indenture, or both, apply to the Notes of any series, or all, or any principal amount thereof.

ARTICLE 3

FORM OF NOTES

Section 3.1. Form of Notes. The Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibits A, B, C, D, E, F, G, H, I and J hereto.

ARTICLE 4

ORIGINAL ISSUE OF NOTES

Section 4.1. Original Issue of Notes. The Notes may, upon execution of this Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon Company Order, authenticate and deliver such Notes as in such Company Order provided.

ARTICLE 5

MISCELLANEOUS

Section 5.1. Ratification of Base Indenture. The Base Indenture, as supplemented by this Supplemental Indenture, is in all respects ratified, confirmed and binding upon the parties hereto, and this Supplemental Indenture shall be deemed part of the Base Indenture in the manner and to the extent herein and therein provided; provided, however, that the provisions of this Supplemental Indenture shall apply solely with respect to the Notes.

Section 5.2. Trustee Not Responsible for Recitals. The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

Section 5.3. Governing Law. This Supplemental Indenture and each Note shall be governed by, and construed in accordance with, the laws of the State of New York.

Section 5.4. Separability. In case any one or more of the provisions contained in the Base Indenture, this Supplemental Indenture or the Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of the Base Indenture, this Supplemental Indenture or the Notes, but the Base Indenture, this Supplemental Indenture and the Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

Section 5.5. Counterparts. This Supplemental Indenture may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

Section 5.6. Electronic Means. The Trustee shall have the right to accept and act upon instructions, including funds transfer instructions (“Instructions”) given pursuant to this Supplemental Indenture and the Notes and delivered using Electronic Means; provided, however, that the Company shall provide to the Trustee an incumbency certificate listing officers with the authority to provide such Instructions (“Authorized Officers”) and containing specimen signatures of such Authorized Officers, which incumbency certificate shall be amended by the Company whenever a person is to be added or deleted from the listing. If the Company elects to give the Trustee Instructions using Electronic Means and the Trustee in its discretion elects to act upon such Instructions, the Trustee’s understanding of such Instructions shall be deemed controlling. The Company understands and agrees that the Trustee cannot determine the identity of the actual sender of such Instructions and that the Trustee shall conclusively presume that directions that purport to have been sent by an Authorized Officer listed on the incumbency certificate provided to the Trustee have been sent by such Authorized Officer. The Company shall be responsible for ensuring that only Authorized Officers transmit such Instructions to the Trustee and that the Company and all Authorized Officers are solely responsible to safeguard the use and confidentiality of applicable user and authorization codes, passwords and/or authentication keys upon receipt by the Company. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such Instructions notwithstanding such directions conflict or are inconsistent with a subsequent written instruction. The Company agrees: (i) to assume all risks arising out of the use of Electronic Means to submit Instructions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized Instructions, and the risk of interception and misuse by third parties; (ii) that it is fully informed of the protections and risks associated with the various methods of transmitting Instructions to the Trustee and that there may be more secure methods of transmitting Instructions than the method(s) selected by the Company; (iii) that the security procedures (if any) to be followed in connection with its transmission of Instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances; and (iv) to notify the Trustee immediately upon learning of any compromise or unauthorized use of the security procedures. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Supplemental Indenture or any document to be signed in connection with this Supplemental Indenture shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form (including any electronic signature complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law) or by facsimile or other transmission method, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by Electronic Means.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the day and year first above written.

MICROSOFT CORPORATION

By:	/s/ Jayna Bundy
Name: Jayna Bundy
Title: Vice President and Treasurer

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A.,
as Trustee

By:	/s/ Terence Rawlins
Name: Terence Rawlins
Title: Vice President

[Signature Page to Sixteenth Supplemental Indenture]

EXHIBIT A

FORM OF FLOATING RATE NOTE DUE 2028

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREIN AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

MICROSOFT CORPORATION

Floating Rate Notes due 2028

CUSIP No.: 594918 CX0 ISIN: US594918CX02

No. A-[ ]	$[ ]

MICROSOFT CORPORATION, a corporation duly incorporated under the laws of the State of Washington (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $[   ] ([   ] DOLLARS) on November 3, 2028, and to pay interest thereon from November 4, 2026 or from the most recent Floating Rate Interest Payment Date to which interest has been paid or duly provided for, quarterly in arrears on February 3, May 3, August 3 and November 3 of each year, commencing on February 3, 2027, and at maturity (each, a “Floating Rate Interest Payment Date”), at a floating rate, reset quarterly on each Floating Rate Interest Payment Date, equal to Compounded SOFR plus 35 basis points (0.350%) per annum, until the principal hereof is paid or made available for payment; provided that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the interest rate then borne by this Note (to the extent permitted by applicable law), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand. In no event will the interest on this Note be (i) higher than the maximum rate permitted by New York law as the same may be modified by U.S. law of general application, or (ii) less than zero. If February 3, May 3, August 3 or November 3 of any year is not a Business Day, then the next succeeding Business Day will be the applicable Floating Rate Interest Payment Date and interest on this Note will be paid on such next succeeding Business Day (unless such next succeeding Business Day falls in the succeeding calendar month, in which case the applicable Floating Rate Interest Payment Date will be the Business Day immediately preceding such February 3, May 3, August 3 or November 3, and interest on this Note will be paid on such immediately preceding Business Day). If the maturity date of this Note is not a Business Day, the payment of principal of, and interest on, this Note will be made on the next succeeding Business Day and no interest will accrue for the period from and after such maturity date. Interest on this Note will be computed on the basis of the actual number of days elapsed over a 360-day year. The interest so payable, and punctually paid or duly provided for, on any Floating Rate Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the record date for such interest, which shall be each preceding January 18, April 18, July 18 and October 18 of the applicable Floating Rate Interest Payment Date (a “Floating Rate Regular Record Date”). Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Floating Rate Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a “Special Record Date” for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

Dated:

MICROSOFT CORPORATION

By:
Name:
Title:

This Note is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued under an Indenture, dated as of May 18, 2009, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Base Indenture” and, as modified by the Supplemental Indenture referred to below, the “Indenture”), and a sixteenth supplemental indenture relating to such series dated as of November 4, 2026 (the “Supplemental Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, such series initially limited in aggregate principal amount to $1,000,000,000; provided that the Company may at any time and from time to time, without the consent of any Holder, issue additional Notes of this series in accordance with the Indenture.

The Notes of this series are not redeemable at the option of the Company or the Holders.

The Notes of this series are not entitled to the benefit of any sinking fund.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of the Notes of this series or certain restrictive covenants and Events of Default with respect to such Notes, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of such Notes may be declared, or shall immediately become, due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holders of Notes of this series shall be conclusive and binding upon such Holders and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

As provided in and subject to the provisions of the Indenture, the Holders of the Notes of this series shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, the Holders of not less than 25% in aggregate principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of such

Notes at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith (other than any such tax or other governmental charge payable upon exchange pursuant to Sections 304, 906 or 1107 of the Base Indenture not involving any transfer).

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Note is a Global Security and is subject to the provisions of the Indenture relating to Global Securities, including the limitations in Section 305 thereof on transfers and exchanges of Global Securities.

This Note and the Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture, unless otherwise defined in this Note.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to: __________________________________________________________________

           (Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint _____________________________________________________________________________________

to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date: _____________________
Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*: __________________________________

*	The signature(s) should be Guaranteed by an Eligible Guarantor Institution pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended.

SCHEDULE OF INCREASES OR DECREASES IN THE GLOBAL NOTE

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Notes Custodian

EXHIBIT B

FORM OF 4.850% NOTE DUE 2028

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREIN AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

MICROSOFT CORPORATION

4.850% Notes due 2028

CUSIP No.: 594918 CZ5

ISIN: US594918CZ59

No. A-[ ]	$[ ]

MICROSOFT CORPORATION, a corporation duly incorporated under the laws of the State of Washington (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $[    ] ([    ] DOLLARS) on November 3, 2028, and to pay interest thereon from November 4, 2026 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 3 and November 3 of each year, commencing on May 3, 2027, at the rate of 4.850% per annum, until the principal hereof is paid or made available for payment; provided that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate of 4.850% per annum (to the extent permitted by applicable law), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 18 or the October 18 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a “Special Record Date” for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

Dated:

MICROSOFT CORPORATION

By:
Name:
Title:

This Note is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A.,
as Trustee

By:
Authorized Signatory

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued under an Indenture, dated as of May 18, 2009, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Base Indenture” and, as modified by the Supplemental Indenture referred to below, the “Indenture”), and a sixteenth supplemental indenture relating to such series dated as of November 4, 2026 (the “Supplemental Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, such series initially limited in aggregate principal amount to $2,000,000,000; provided that the Company may at any time and from time to time, without the consent of any Holder, issue additional Notes of this series in accordance with the Indenture.

The Notes of this series are not redeemable at the option of the Holders.

Prior to the Maturity Date (as defined below), the Company may redeem the Notes at the Company’s option, in whole or in part, at any time and from time to time, at a redemption price as calculated by the Company (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i)

(a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed discounted to the redemption date (assuming that such Notes matured on the Maturity Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate (as defined below) plus 5 basis points less (b) interest accrued to the date of redemption; and

(ii)	100% of the principal amount of the Notes being redeemed;

plus, in either case, accrued and unpaid interest thereon to the redemption date.

“Maturity Date” means November 3, 2028.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs:

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Maturity Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and the Company shall interpolate to the Maturity Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Maturity Date, as applicable. If there is no United States Treasury security maturing on the Maturity Date but there are two or more United States Treasury securities with a maturity date equally distant from the Maturity Date, one with a maturity date preceding the Maturity Date and one with a maturity date following the Maturity Date, the Company shall select the United States Treasury security with a maturity date preceding the Maturity Date. If there are two or more United States Treasury securities maturing on the Maturity Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time on the applicable date. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time on the applicable date, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Trustee shall have no responsibility to determine or calculate the redemption price.

Notice of redemption shall be given as provided by Section 1104 of the Base Indenture, as modified by this paragraph. Notice of redemption will be mailed or electronically delivered at least 10 but not more than 60 days before the redemption date to each Holder of the Notes to be redeemed at such Holder’s address appearing in the Security Register. Any notice of redemption shall identify the series of Notes to be redeemed and shall state, to the extent applicable, the information set forth in the second sentence of Section 1104 of the Base Indenture, as well as, if applicable, conditions to such redemption (if any).

Notice of any redemption may, at the Company’s discretion, be subject to one or more conditions precedent and, at the Company’s discretion, the redemption date may be delayed until such time as any or all such conditions precedent included at the Company’s discretion shall be satisfied (or waived by the Company) or the redemption date may not occur and such notice may be rescinded if all such conditions precedent included at the Company’s discretion shall not have been satisfied (or waived by the Company).

Unless the Company defaults in the payment of the redemption price for the Notes called for redemption, interest will cease to accrue on any Notes that have been called for redemption at the redemption date. If less than all of the Notes are to be redeemed, the Notes to be redeemed will be selected according to DTC procedures.

The Notes of this series are not entitled to the benefit of any sinking fund.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of the Notes of this series or certain restrictive covenants and Events of Default with respect to such Notes, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of such Notes may be declared, or shall immediately become, due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holders of Notes of this series shall be conclusive and binding upon such Holders and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

As provided in and subject to the provisions of the Indenture, the Holders of the Notes of this series shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, the Holders of not less than 25% in aggregate principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of such Notes at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith (other than any such tax or other governmental charge payable upon exchange pursuant to Sections 304, 906 or 1107 of the Base Indenture not involving any transfer).

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Note is a Global Security and is subject to the provisions of the Indenture relating to Global Securities, including the limitations in Section 305 thereof on transfers and exchanges of Global Securities.

This Note and the Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture, unless otherwise defined in this Note.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to: ____________________________________________________________________

             (Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint _____________________________________________________________________________________ to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date: _____________________
Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*: __________________________________

*	The signature(s) should be Guaranteed by an Eligible Guarantor Institution pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended.

SCHEDULE OF INCREASES OR DECREASES IN THE GLOBAL NOTE

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Notes Custodian

EXHIBIT C

FORM OF FLOATING RATE NOTE DUE 2029

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREIN AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

MICROSOFT CORPORATION

Floating Rate Notes due 2029

CUSIP No.: 594918 CY8

ISIN: US594918CY84

No. A-[ ]	$[ ]

MICROSOFT CORPORATION, a corporation duly incorporated under the laws of the State of Washington (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $[    ] ([    ] DOLLARS) on November 3, 2029, and to pay interest thereon from November 4, 2026 or from the most recent Floating Rate Interest Payment Date to which interest has been paid or duly provided for, quarterly in arrears on February 3, May 3, August 3 and November 3 of each year, commencing on February 3, 2027, and at maturity (each, a “Floating Rate Interest Payment Date”), at a floating rate, reset quarterly on each Floating Rate Interest Payment Date, equal to Compounded SOFR plus 53 basis points (0.530%) per annum, until the principal hereof is paid or made available for payment; provided that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the interest rate then borne by this Note (to the extent permitted by applicable law), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand. In no event will the interest on this Note be (i) higher than the maximum rate permitted by New York law as the same may be modified by U.S. law of general application, or (ii) less than zero. If February 3, May 3, August 3 or November 3 of any year is not a Business Day, then the next succeeding Business Day will be the applicable Floating Rate Interest Payment Date and interest on this Note will be paid on such next succeeding Business Day (unless such next succeeding Business Day falls in the succeeding calendar month, in which case the applicable Floating Rate Interest Payment Date will be the Business Day immediately preceding such February 3, May 3, August 3 or November 3, and interest on this Note will be paid on such immediately preceding Business Day). If the maturity date of this Note is not a Business Day, the payment of principal of, and interest on, this Note will be made on the next succeeding Business Day and no interest will accrue for the period from and after such maturity date. Interest on this Note will be computed on the basis of the actual number of days elapsed over a 360-day year. The interest so payable, and punctually paid or duly provided for, on any Floating Rate Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the record date for such interest, which shall be each preceding January 18, April 18, July 18 and October 18 of the applicable Floating Rate Interest Payment Date (a “Floating Rate Regular Record Date”). Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Floating Rate Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a “Special Record Date” for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

Dated:

MICROSOFT CORPORATION

By:
Name:
Title:

This Note is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued under an Indenture, dated as of May 18, 2009, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Base Indenture” and, as modified by the Supplemental Indenture referred to below, the “Indenture”), and a sixteenth supplemental indenture relating to such series dated as of November 4, 2026 (the “Supplemental Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, such series initially limited in aggregate principal amount to $1,000,000,000; provided that the Company may at any time and from time to time, without the consent of any Holder, issue additional Notes of this series in accordance with the Indenture.

The Notes of this series are not redeemable at the option of the Company or the Holders.

The Notes of this series are not entitled to the benefit of any sinking fund.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of the Notes of this series or certain restrictive covenants and Events of Default with respect to such Notes, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of such Notes may be declared, or shall immediately become, due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holders of Notes of this series shall be conclusive and binding upon such Holders and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

As provided in and subject to the provisions of the Indenture, the Holders of the Notes of this series shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, the Holders of not less than 25% in aggregate principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of such

Notes at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith (other than any such tax or other governmental charge payable upon exchange pursuant to Sections 304, 906 or 1107 of the Base Indenture not involving any transfer).

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Note is a Global Security and is subject to the provisions of the Indenture relating to Global Securities, including the limitations in Section 305 thereof on transfers and exchanges of Global Securities.

This Note and the Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture, unless otherwise defined in this Note.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint _______________________________________________________________________________________ to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date: _____________________	Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*: __________________________________

*	The signature(s) should be Guaranteed by an Eligible Guarantor Institution pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended.

SCHEDULE OF INCREASES OR DECREASES IN THE GLOBAL NOTE

The following increases or decreases in this Global Security have been made:

Date	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Notes Custodian

EXHIBIT D

FORM OF 5.000% NOTE DUE 2029

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREIN AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

MICROSOFT CORPORATION

5.000% Notes due 2029

CUSIP No.: 594918 DA9

ISIN: US594918DA99

No. A-[ ]	$[ ]

MICROSOFT CORPORATION, a corporation duly incorporated under the laws of the State of Washington (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $[    ] ([    ] DOLLARS) on November 3, 2029, and to pay interest thereon from November 4, 2026 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 3 and November 3 of each year, commencing on May 3, 2027, at the rate of 5.000% per annum, until the principal hereof is paid or made available for payment; provided that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate of 5.000% per annum (to the extent permitted by applicable law), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 18 or the October 18 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a “Special Record Date” for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

Dated:

MICROSOFT CORPORATION

By:
Name:
Title:

This Note is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued under an Indenture, dated as of May 18, 2009, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Base Indenture” and, as modified by the Supplemental Indenture referred to below, the “Indenture”), and a sixteenth supplemental indenture relating to such series dated as of November 4, 2026 (the “Supplemental Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, such series initially limited in aggregate principal amount to $3,250,000,000; provided that the Company may at any time and from time to time, without the consent of any Holder, issue additional Notes of this series in accordance with the Indenture.

The Notes of this series are not redeemable at the option of the Holders.

Prior to the Par Call Date (as defined below), the Company may redeem the Notes at the Company’s option, in whole or in part, at any time and from time to time, at a redemption price as calculated by the Company (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i)

(a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed discounted to the redemption date (assuming that such Notes matured on the Par Call Date), on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate (as defined below) plus 10 basis points less (b) interest accrued to the date of redemption; and

(ii)	100% of the principal amount of the Notes being redeemed;

plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after the Par Call Date, the Company may redeem the Notes at the Company’s option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Par Call Date” means October 3, 2029.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs:

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and the Company shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time on the applicable date. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time on the applicable date, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Trustee shall have no responsibility to determine or calculate the redemption price.

Notice of redemption shall be given as provided by Section 1104 of the Base Indenture, as modified by this paragraph. Notice of redemption will be mailed or electronically delivered at least 10 but not more than 60 days before the redemption date to each Holder of the Notes to be redeemed at such Holder’s address appearing in the Security Register. Any notice of redemption shall identify the series of Notes to be redeemed and shall state, to the extent applicable, the information set forth in the second sentence of Section 1104 of the Base Indenture, as well as, if applicable, conditions to such redemption (if any).

Notice of any redemption may, at the Company’s discretion, be subject to one or more conditions precedent and, at the Company’s discretion, the redemption date may be delayed until such time as any or all such conditions precedent included at the Company’s discretion shall be satisfied (or waived by the Company) or the redemption date may not occur and such notice may be rescinded if all such conditions precedent included at the Company’s discretion shall not have been satisfied (or waived by the Company).

Unless the Company defaults in the payment of the redemption price for the Notes called for redemption, interest will cease to accrue on any Notes that have been called for redemption at the redemption date. If less than all of the Notes are to be redeemed, the Notes to be redeemed will be selected according to DTC procedures.

The Notes of this series are not entitled to the benefit of any sinking fund.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of the Notes of this series or certain restrictive covenants and Events of Default with respect to such Notes, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of such Notes may be declared, or shall immediately become, due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holders of Notes of this series shall be conclusive and binding upon such Holders and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

As provided in and subject to the provisions of the Indenture, the Holders of the Notes of this series shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, the Holders of not less than 25% in aggregate principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of such Notes at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith (other than any such tax or other governmental charge payable upon exchange pursuant to Sections 304, 906 or 1107 of the Base Indenture not involving any transfer).

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Note is a Global Security and is subject to the provisions of the Indenture relating to Global Securities, including the limitations in Section 305 thereof on transfers and exchanges of Global Securities.

This Note and the Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture, unless otherwise defined in this Note.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint _______________________________________________________________________________________ to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date: _____________________	Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*: __________________________________

*	The signature(s) should be Guaranteed by an Eligible Guarantor Institution pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended.

SCHEDULE OF INCREASES OR DECREASES IN THE GLOBAL NOTE

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Notes Custodian

EXHIBIT E

FORM OF 5.200% NOTE DUE 2031

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREIN AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

MICROSOFT CORPORATION

5.200% Notes due 2031

CUSIP No.: 594918 DB7

ISIN: US594918DB72

No. A-[ ]	$[ ]

MICROSOFT CORPORATION, a corporation duly incorporated under the laws of the State of Washington (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $[    ] ([    ] DOLLARS) on November 3, 2031, and to pay interest thereon from November 4, 2026 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 3 and November 3 of each year, commencing on May 3, 2027, at the rate of 5.200% per annum, until the principal hereof is paid or made available for payment; provided that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate of 5.200% per annum (to the extent permitted by applicable law), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 18 or the October 18 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a “Special Record Date” for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

Dated:

MICROSOFT CORPORATION

By:
Name:
Title:

This Note is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued under an Indenture, dated as of May 18, 2009, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Base Indenture” and, as modified by the Supplemental Indenture referred to below, the “Indenture”), and a sixteenth supplemental indenture relating to such series dated as of November 4, 2026 (the “Supplemental Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, such series initially limited in aggregate principal amount to $3,250,000,000; provided that the Company may at any time and from time to time, without the consent of any Holder, issue additional Notes of this series in accordance with the Indenture.

The Notes of this series are not redeemable at the option of the Holders.

Prior to the Par Call Date (as defined below), the Company may redeem the Notes at the Company’s option, in whole or in part, at any time and from time to time, at a redemption price as calculated by the Company (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i)

(a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed discounted to the redemption date (assuming that such Notes matured on the Par Call Date), on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate (as defined below) plus 10 basis points less (b) interest accrued to the date of redemption; and

(ii)	100% of the principal amount of the Notes being redeemed;

plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after the Par Call Date, the Company may redeem the Notes at the Company’s option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Par Call Date” means October 3, 2031.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs:

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and the Company shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time on the applicable date. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time on the applicable date, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Trustee shall have no responsibility to determine or calculate the redemption price.

Notice of redemption shall be given as provided by Section 1104 of the Base Indenture, as modified by this paragraph. Notice of redemption will be mailed or electronically delivered at least 10 but not more than 60 days before the redemption date to each Holder of the Notes to be redeemed at such Holder’s address appearing in the Security Register. Any notice of redemption shall identify the series of Notes to be redeemed and shall state, to the extent applicable, the information set forth in the second sentence of Section 1104 of the Base Indenture, as well as, if applicable, conditions to such redemption (if any).

Notice of any redemption may, at the Company’s discretion, be subject to one or more conditions precedent and, at the Company’s discretion, the redemption date may be delayed until such time as any or all such conditions precedent included at the Company’s discretion shall be satisfied (or waived by the Company) or the redemption date may not occur and such notice may be rescinded if all such conditions precedent included at the Company’s discretion shall not have been satisfied (or waived by the Company).

Unless the Company defaults in the payment of the redemption price for the Notes called for redemption, interest will cease to accrue on any Notes that have been called for redemption at the redemption date. If less than all of the Notes are to be redeemed, the Notes to be redeemed will be selected according to DTC procedures.

The Notes of this series are not entitled to the benefit of any sinking fund.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of the Notes of this series or certain restrictive covenants and Events of Default with respect to such Notes, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of such Notes may be declared, or shall immediately become, due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holders of Notes of this series shall be conclusive and binding upon such Holders and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

As provided in and subject to the provisions of the Indenture, the Holders of the Notes of this series shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, the Holders of not less than 25% in aggregate principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of such Notes at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith (other than any such tax or other governmental charge payable upon exchange pursuant to Sections 304, 906 or 1107 of the Base Indenture not involving any transfer).

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Note is a Global Security and is subject to the provisions of the Indenture relating to Global Securities, including the limitations in Section 305 thereof on transfers and exchanges of Global Securities.

This Note and the Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture, unless otherwise defined in this Note.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to: ____________________________________________________________________________

(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint __________________________________________________________________________________________

to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date: _____________________
	Your Signature:	(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*: __________________________________

*	The signature(s) should be Guaranteed by an Eligible Guarantor Institution pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended.

SCHEDULE OF INCREASES OR DECREASES IN THE GLOBAL NOTE

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Notes Custodian

EXHIBIT F

FORM OF 5.350% NOTE DUE 2033

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREIN AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

MICROSOFT CORPORATION

5.350% Notes due 2033

CUSIP No.: 594918 DC5

ISIN: US594918DC55

No. A-[ ]	$[ ]

MICROSOFT CORPORATION, a corporation duly incorporated under the laws of the State of Washington (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $[    ] ([    ] DOLLARS) on November 3, 2033, and to pay interest thereon from November 4, 2026 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 3 and November 3 of each year, commencing on May 3, 2027, at the rate of 5.350% per annum, until the principal hereof is paid or made available for payment; provided that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate of 5.350% per annum (to the extent permitted by applicable law), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 18 or the October 18 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a “Special Record Date” for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

Dated:

MICROSOFT CORPORATION

By:
Name:
Title:

This Note is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A.,
as Trustee

By:
Authorized Signatory

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued under an Indenture, dated as of May 18, 2009, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Base Indenture” and, as modified by the Supplemental Indenture referred to below, the “Indenture”), and a sixteenth supplemental indenture relating to such series dated as of November 4, 2026 (the “Supplemental Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, such series initially limited in aggregate principal amount to $2,500,000,000; provided that the Company may at any time and from time to time, without the consent of any Holder, issue additional Notes of this series in accordance with the Indenture.

The Notes of this series are not redeemable at the option of the Holders.

Prior to the Par Call Date (as defined below), the Company may redeem the Notes at the Company’s option, in whole or in part, at any time and from time to time, at a redemption price as calculated by the Company (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i)

(a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed discounted to the redemption date (assuming that such Notes matured on the Par Call Date), on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate (as defined below) plus 10 basis points less (b) interest accrued to the date of redemption; and

(ii)	100% of the principal amount of the Notes being redeemed;

plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after the Par Call Date, the Company may redeem the Notes at the Company’s option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Par Call Date” means September 3, 2033.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs:

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and the Company shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time on the applicable date. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time on the applicable date, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Trustee shall have no responsibility to determine or calculate the redemption price.

Notice of redemption shall be given as provided by Section 1104 of the Base Indenture, as modified by this paragraph. Notice of redemption will be mailed or electronically delivered at least 10 but not more than 60 days before the redemption date to each Holder of the Notes to be redeemed at such Holder’s address appearing in the Security Register. Any notice of redemption shall identify the series of Notes to be redeemed and shall state, to the extent applicable, the information set forth in the second sentence of Section 1104 of the Base Indenture, as well as, if applicable, conditions to such redemption (if any).

Notice of any redemption may, at the Company’s discretion, be subject to one or more conditions precedent and, at the Company’s discretion, the redemption date may be delayed until such time as any or all such conditions precedent included at the Company’s discretion shall be satisfied (or waived by the Company) or the redemption date may not occur and such notice may be rescinded if all such conditions precedent included at the Company’s discretion shall not have been satisfied (or waived by the Company).

Unless the Company defaults in the payment of the redemption price for the Notes called for redemption, interest will cease to accrue on any Notes that have been called for redemption at the redemption date. If less than all of the Notes are to be redeemed, the Notes to be redeemed will be selected according to DTC procedures.

The Notes of this series are not entitled to the benefit of any sinking fund.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of the Notes of this series or certain restrictive covenants and Events of Default with respect to such Notes, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of such Notes may be declared, or shall immediately become, due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holders of Notes of this series shall be conclusive and binding upon such Holders and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

As provided in and subject to the provisions of the Indenture, the Holders of the Notes of this series shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, the Holders of not less than 25% in aggregate principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of such Notes at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith (other than any such tax or other governmental charge payable upon exchange pursuant to Sections 304, 906 or 1107 of the Base Indenture not involving any transfer).

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Note is a Global Security and is subject to the provisions of the Indenture relating to Global Securities, including the limitations in Section 305 thereof on transfers and exchanges of Global Securities.

This Note and the Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture, unless otherwise defined in this Note.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to: _____________________________________________________________________________________

(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint _______________________________________________________________________________________________

to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date: _____________________
	Your Signature:	(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*: __________________________________

*	The signature(s) should be Guaranteed by an Eligible Guarantor Institution pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended.

SCHEDULE OF INCREASES OR DECREASES IN THE GLOBAL NOTE

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Notes Custodian

EXHIBIT G

FORM OF 5.550% NOTE DUE 2036

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREIN AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

MICROSOFT CORPORATION

5.550% Notes due 2036

CUSIP No.: 594918 DD3 ISIN: US594918DD39

No. A-[ ]	$[ ]

MICROSOFT CORPORATION, a corporation duly incorporated under the laws of the State of Washington (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $[    ] ([    ] DOLLARS) on November 3, 2036, and to pay interest thereon from November 4, 2026 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 3 and November 3 of each year, commencing on May 3, 2027, at the rate of 5.550% per annum, until the principal hereof is paid or made available for payment; provided that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate of 5.550% per annum (to the extent permitted by applicable law), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 18 or the October 18 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a “Special Record Date” for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

Dated:

MICROSOFT CORPORATION

By:
Name:
Title:

This Note is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued under an Indenture, dated as of May 18, 2009, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Base Indenture” and, as modified by the Supplemental Indenture referred to below, the “Indenture”), and a sixteenth supplemental indenture relating to such series dated as of November 4, 2026 (the “Supplemental Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, such series initially limited in aggregate principal amount to $4,000,000,000; provided that the Company may at any time and from time to time, without the consent of any Holder, issue additional Notes of this series in accordance with the Indenture.

The Notes of this series are not redeemable at the option of the Holders.

Prior to the Par Call Date (as defined below), the Company may redeem the Notes at the Company’s option, in whole or in part, at any time and from time to time, at a redemption price as calculated by the Company (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i)

(a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed discounted to the redemption date (assuming that such Notes matured on the Par Call Date), on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate (as defined below) plus 10 basis points less (b) interest accrued to the date of redemption; and

(ii)	100% of the principal amount of the Notes being redeemed;

plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after the Par Call Date, the Company may redeem the Notes at the Company’s option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Par Call Date” means August 3, 2036.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs:

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and the Company shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time on the applicable date. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time on the applicable date, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Trustee shall have no responsibility to determine or calculate the redemption price.

Notice of redemption shall be given as provided by Section 1104 of the Base Indenture, as modified by this paragraph. Notice of redemption will be mailed or electronically delivered at least 10 but not more than 60 days before the redemption date to each Holder of the Notes to be redeemed at such Holder’s address appearing in the Security Register. Any notice of redemption shall identify the series of Notes to be redeemed and shall state, to the extent applicable, the information set forth in the second sentence of Section 1104 of the Base Indenture, as well as, if applicable, conditions to such redemption (if any).

Notice of any redemption may, at the Company’s discretion, be subject to one or more conditions precedent and, at the Company’s discretion, the redemption date may be delayed until such time as any or all such conditions precedent included at the Company’s discretion shall be satisfied (or waived by the Company) or the redemption date may not occur and such notice may be rescinded if all such conditions precedent included at the Company’s discretion shall not have been satisfied (or waived by the Company).

Unless the Company defaults in the payment of the redemption price for the Notes called for redemption, interest will cease to accrue on any Notes that have been called for redemption at the redemption date. If less than all of the Notes are to be redeemed, the Notes to be redeemed will be selected according to DTC procedures.

The Notes of this series are not entitled to the benefit of any sinking fund.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of the Notes of this series or certain restrictive covenants and Events of Default with respect to such Notes, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of such Notes may be declared, or shall immediately become, due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holders of Notes of this series shall be conclusive and binding upon such Holders and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

As provided in and subject to the provisions of the Indenture, the Holders of the Notes of this series shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, the Holders of not less than 25% in aggregate principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of such Notes at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith (other than any such tax or other governmental charge payable upon exchange pursuant to Sections 304, 906 or 1107 of the Base Indenture not involving any transfer).

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Note is a Global Security and is subject to the provisions of the Indenture relating to Global Securities, including the limitations in Section 305 thereof on transfers and exchanges of Global Securities.

This Note and the Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture, unless otherwise defined in this Note.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to: ___________________________________________________________________

         (Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint ____________________________________________________________________________ to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date: _____________________
Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*: __________________________________

*	The signature(s) should be Guaranteed by an Eligible Guarantor Institution pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended.

SCHEDULE OF INCREASES OR DECREASES IN THE GLOBAL NOTE

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Notes Custodian

EXHIBIT H

FORM OF 6.150% NOTE DUE 2046

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREIN AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

MICROSOFT CORPORATION

6.150% Notes due 2046

CUSIP No.: 594918 DE1

ISIN: US594918DE12

No. A-[ ]	$[ ]

MICROSOFT CORPORATION, a corporation duly incorporated under the laws of the State of Washington (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $[    ] ([    ] DOLLARS) on November 3, 2046, and to pay interest thereon from November 4, 2026 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 3 and November 3 of each year, commencing on May 3, 2027, at the rate of 6.150% per annum, until the principal hereof is paid or made available for payment; provided that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate of 6.150% per annum (to the extent permitted by applicable law), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 18 or the October 18 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a “Special Record Date” for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

Dated:

MICROSOFT CORPORATION

By:
Name:
Title:

This Note is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued under an Indenture, dated as of May 18, 2009, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Base Indenture” and, as modified by the Supplemental Indenture referred to below, the “Indenture”), and a sixteenth supplemental indenture relating to such series dated as of November 4, 2026 (the “Supplemental Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, such series initially limited in aggregate principal amount to $2,000,000,000; provided that the Company may at any time and from time to time, without the consent of any Holder, issue additional Notes of this series in accordance with the Indenture.

The Notes of this series are not redeemable at the option of the Holders.

Prior to the Par Call Date (as defined below), the Company may redeem the Notes at the Company’s option, in whole or in part, at any time and from time to time, at a redemption price as calculated by the Company (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i)

(a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed discounted to the redemption date (assuming that such Notes matured on the Par Call Date), on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate (as defined below) plus 15 basis points less (b) interest accrued to the date of redemption; and

(ii)	100% of the principal amount of the Notes being redeemed;

plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after the Par Call Date, the Company may redeem the Notes at the Company’s option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Par Call Date” means May 3, 2046.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs:

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and the Company shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time on the applicable date. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time on the applicable date, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Trustee shall have no responsibility to determine or calculate the redemption price.

Notice of redemption shall be given as provided by Section 1104 of the Base Indenture, as modified by this paragraph. Notice of redemption will be mailed or electronically delivered at least 10 but not more than 60 days before the redemption date to each Holder of the Notes to be redeemed at such Holder’s address appearing in the Security Register. Any notice of redemption shall identify the series of Notes to be redeemed and shall state, to the extent applicable, the information set forth in the second sentence of Section 1104 of the Base Indenture, as well as, if applicable, conditions to such redemption (if any).

Notice of any redemption may, at the Company’s discretion, be subject to one or more conditions precedent and, at the Company’s discretion, the redemption date may be delayed until such time as any or all such conditions precedent included at the Company’s discretion shall be satisfied (or waived by the Company) or the redemption date may not occur and such notice may be rescinded if all such conditions precedent included at the Company’s discretion shall not have been satisfied (or waived by the Company).

Unless the Company defaults in the payment of the redemption price for the Notes called for redemption, interest will cease to accrue on any Notes that have been called for redemption at the redemption date. If less than all of the Notes are to be redeemed, the Notes to be redeemed will be selected according to DTC procedures.

The Notes of this series are not entitled to the benefit of any sinking fund.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of the Notes of this series or certain restrictive covenants and Events of Default with respect to such Notes, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of such Notes may be declared, or shall immediately become, due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holders of Notes of this series shall be conclusive and binding upon such Holders and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

As provided in and subject to the provisions of the Indenture, the Holders of the Notes of this series shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, the Holders of not less than 25% in aggregate principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of such Notes at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith (other than any such tax or other governmental charge payable upon exchange pursuant to Sections 304, 906 or 1107 of the Base Indenture not involving any transfer).

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Note is a Global Security and is subject to the provisions of the Indenture relating to Global Securities, including the limitations in Section 305 thereof on transfers and exchanges of Global Securities.

This Note and the Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture, unless otherwise defined in this Note.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to: _________________________________________________________________

       (Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint ______________________________________________________________________________ to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date: _____________________

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*: __________________________________

*	The signature(s) should be Guaranteed by an Eligible Guarantor Institution pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended.

SCHEDULE OF INCREASES OR DECREASES IN THE GLOBAL NOTE

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Notes Custodian

EXHIBIT I

FORM OF 6.250% NOTE DUE 2056

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREIN AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

MICROSOFT CORPORATION

6.250% Notes due 2056

CUSIP No.: 594918 DF8

ISIN: US594918DF86

No. A-[ ]	$[ ]

MICROSOFT CORPORATION, a corporation duly incorporated under the laws of the State of Washington (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $[    ] ([    ] DOLLARS) on November 3, 2056, and to pay interest thereon from November 4, 2026 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 3 and November 3 of each year, commencing on May 3, 2027, at the rate of 6.250% per annum, until the principal hereof is paid or made available for payment; provided that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate of 6.250% per annum (to the extent permitted by applicable law), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 18 or the October 18 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a “Special Record Date” for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

Dated:

MICROSOFT CORPORATION

By:
Name:
Title:

This Note is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee

By:
Authorized Signatory

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued under an Indenture, dated as of May 18, 2009, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Base Indenture” and, as modified by the Supplemental Indenture referred to below, the “Indenture”), and a sixteenth supplemental indenture relating to such series dated as of November 4, 2026 (the “Supplemental Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, such series initially limited in aggregate principal amount to $4,000,000,000; provided that the Company may at any time and from time to time, without the consent of any Holder, issue additional Notes of this series in accordance with the Indenture.

The Notes of this series are not redeemable at the option of the Holders.

Prior to the Par Call Date (as defined below), the Company may redeem the Notes at the Company’s option, in whole or in part, at any time and from time to time, at a redemption price as calculated by the Company (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i)

(a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed discounted to the redemption date (assuming that such Notes matured on the Par Call Date), on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate (as defined below) plus 15 basis points less (b) interest accrued to the date of redemption; and

(ii)	100% of the principal amount of the Notes being redeemed;

plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after the Par Call Date, the Company may redeem the Notes at the Company’s option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Par Call Date” means May 3, 2056.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs:

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and the Company shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time on the applicable date. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time on the applicable date, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Trustee shall have no responsibility to determine or calculate the redemption price.

Notice of redemption shall be given as provided by Section 1104 of the Base Indenture, as modified by this paragraph. Notice of redemption will be mailed or electronically delivered at least 10 but not more than 60 days before the redemption date to each Holder of the Notes to be redeemed at such Holder’s address appearing in the Security Register. Any notice of redemption shall identify the series of Notes to be redeemed and shall state, to the extent applicable, the information set forth in the second sentence of Section 1104 of the Base Indenture, as well as, if applicable, conditions to such redemption (if any).

Notice of any redemption may, at the Company’s discretion, be subject to one or more conditions precedent and, at the Company’s discretion, the redemption date may be delayed until such time as any or all such conditions precedent included at the Company’s discretion shall be satisfied (or waived by the Company) or the redemption date may not occur and such notice may be rescinded if all such conditions precedent included at the Company’s discretion shall not have been satisfied (or waived by the Company).

Unless the Company defaults in the payment of the redemption price for the Notes called for redemption, interest will cease to accrue on any Notes that have been called for redemption at the redemption date. If less than all of the Notes are to be redeemed, the Notes to be redeemed will be selected according to DTC procedures.

The Notes of this series are not entitled to the benefit of any sinking fund.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of the Notes of this series or certain restrictive covenants and Events of Default with respect to such Notes, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of such Notes may be declared, or shall immediately become, due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holders of Notes of this series shall be conclusive and binding upon such Holders and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

As provided in and subject to the provisions of the Indenture, the Holders of the Notes of this series shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, the Holders of not less than 25% in aggregate principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of such Notes at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith (other than any such tax or other governmental charge payable upon exchange pursuant to Sections 304, 906 or 1107 of the Base Indenture not involving any transfer).

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Note is a Global Security and is subject to the provisions of the Indenture relating to Global Securities, including the limitations in Section 305 thereof on transfers and exchanges of Global Securities.

This Note and the Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture, unless otherwise defined in this Note.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to: _______________________________________________________________________________________

(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint _____________________________________________________________________________________________________

to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date: _____________________
	Your Signature:	(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*: __________________________________

*	The signature(s) should be Guaranteed by an Eligible Guarantor Institution pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended.

SCHEDULE OF INCREASES OR DECREASES IN THE GLOBAL NOTE

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Notes Custodian

EXHIBIT J

FORM OF 6.350% NOTE DUE 2066

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREIN AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

MICROSOFT CORPORATION

6.350% Notes due 2066

CUSIP No.: 594918 DG6

ISIN: US594918DG69

No. A-[ ]	$[ ]

MICROSOFT CORPORATION, a corporation duly incorporated under the laws of the State of Washington (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $[    ] ([    ] DOLLARS) on November 3, 2066, and to pay interest thereon from November 4, 2026 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 3 and November 3 of each year, commencing on May 3, 2027, at the rate of 6.350% per annum, until the principal hereof is paid or made available for payment; provided that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate of 6.350% per annum (to the extent permitted by applicable law), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 18 or the October 18 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a “Special Record Date” for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

Dated:

MICROSOFT CORPORATION

By:
Name:
Title:

This Note is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued under an Indenture, dated as of May 18, 2009, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Base Indenture” and, as modified by the Supplemental Indenture referred to below, the “Indenture”), and a sixteenth supplemental indenture relating to such series dated as of November 4, 2026 (the “Supplemental Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, such series initially limited in aggregate principal amount to $2,000,000,000; provided that the Company may at any time and from time to time, without the consent of any Holder, issue additional Notes of this series in accordance with the Indenture.

The Notes of this series are not redeemable at the option of the Holders.

Prior to the Par Call Date (as defined below), the Company may redeem the Notes at the Company’s option, in whole or in part, at any time and from time to time, at a redemption price as calculated by the Company (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i)

(a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed discounted to the redemption date (assuming that such Notes matured on the Par Call Date), on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate (as defined below) plus 20 basis points less (b) interest accrued to the date of redemption; and

(ii)	100% of the principal amount of the Notes being redeemed;

plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after the Par Call Date, the Company may redeem the Notes at the Company’s option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Par Call Date” means May 3, 2066.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs:

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and the Company shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time on the applicable date. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time on the applicable date, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Trustee shall have no responsibility to determine or calculate the redemption price.

Notice of redemption shall be given as provided by Section 1104 of the Base Indenture, as modified by this paragraph. Notice of redemption will be mailed or electronically delivered at least 10 but not more than 60 days before the redemption date to each Holder of the Notes to be redeemed at such Holder’s address appearing in the Security Register. Any notice of redemption shall identify the series of Notes to be redeemed and shall state, to the extent applicable, the information set forth in the second sentence of Section 1104 of the Base Indenture, as well as, if applicable, conditions to such redemption (if any).

Notice of any redemption may, at the Company’s discretion, be subject to one or more conditions precedent and, at the Company’s discretion, the redemption date may be delayed until such time as any or all such conditions precedent included at the Company’s discretion shall be satisfied (or waived by the Company) or the redemption date may not occur and such notice may be rescinded if all such conditions precedent included at the Company’s discretion shall not have been satisfied (or waived by the Company).

Unless the Company defaults in the payment of the redemption price for the Notes called for redemption, interest will cease to accrue on any Notes that have been called for redemption at the redemption date. If less than all of the Notes are to be redeemed, the Notes to be redeemed will be selected according to DTC procedures.

The Notes of this series are not entitled to the benefit of any sinking fund.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of the Notes of this series or certain restrictive covenants and Events of Default with respect to such Notes, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of such Notes may be declared, or shall immediately become, due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holders of Notes of this series shall be conclusive and binding upon such Holders and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

As provided in and subject to the provisions of the Indenture, the Holders of the Notes of this series shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, the Holders of not less than 25% in aggregate principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of such Notes at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith (other than any such tax or other governmental charge payable upon exchange pursuant to Sections 304, 906 or 1107 of the Base Indenture not involving any transfer).

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Note is a Global Security and is subject to the provisions of the Indenture relating to Global Securities, including the limitations in Section 305 thereof on transfers and exchanges of Global Securities.

This Note and the Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture, unless otherwise defined in this Note.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to: _______________________________________________________________________________________

(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint ______________________________________________________________________________________________________

to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date: _____________________
	Your Signature:	(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*: __________________________________

*	The signature(s) should be Guaranteed by an Eligible Guarantor Institution pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended.

SCHEDULE OF INCREASES OR DECREASES IN THE GLOBAL NOTE

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Notes Custodian

J-10